Camber Energy, Inc. 8-K

 Exhibit 99.1

CAMBER’s AND VIKING’s HEDGING STRATEGY PROVES SOUND AS COMMODITY PRICES DROP DUE TO VIRUS CONCERNS AND INTERNATIONAL PRICE WAR

HOUSTON, Texas - March 17, 2020 - Camber Energy, Inc. (NYSE American:CEI) (“Camber”) is pleased to announce that Elysium Energy, LLC (“Elysium”), the sole member of Camber’s 25% owned subsidiary, Elysium Energy Holdings, LLC (“Holdings”), entered into a multi-year hedging arrangement in connection with Elysium’s recent acquisition of oil & gas properties in Texas and Louisiana.  Elysium, through its wholly-owned subsidiaries, holds working interests and over-riding royalty interests in oil and gas properties in Texas (approximately 72 wells in 11 counties) and Louisiana (approximately 55 wells in 6 parishes), along with associated wells and equipment. Camber’s 25% interest in Holdings was acquired from Viking Energy Group, Inc. (OTCQB:VKIN) (“Viking”) as a part of the definitive Agreement and Plan of Merger (“Merger Agreement”) dated as of February 3, 2020, relating to Camber’s proposed acquisition of Viking (as announced by Camber via press release on February 5, 2020).

On February 4, 2020, Elysium hedged 75% of the estimated oil and gas production associated with the newly acquired assets for 2020, 60% of the estimated production for 2021 and 50% of the estimated production for the period between January 2022 to July 2022.  Estimated oil and gas production excludes potential production from any enhancement and/or new drilling initiatives.  A summary of the quantities and pricing associated with the hedging contracts, all of which were arranged through Cargill Incorporated, is as follows:

Period	Contract Type	Quality Hedged	Floor	Ceiling

Oil

Feb. 2020 to Dec. 2020	Costless Collar	179,058 bbls	$45.00	$54.20

Jan. 2021 to Dec. 2021	Deferred Premium	121,616 bbls	$45.00	$56.00
	(premium is $145,939.20)

Jan. 2022 to July 2022	Costless Collar	48,536 bbls	$45.00	$52.70

Natural Gas

March 2020 to Aug. 2022	Costless Collar	5,882,330 mmbtu	$2.00	$2.425

About Camber:

Based in Houston, Texas, Camber Energy (NYSE American:CEI) is a growth-oriented, independent oil and gas company engaged in the development of crude oil, natural gas and natural gas liquids in Texas and Louisiana. For more information, please visit the company’s website at www.camber.energy.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the merger on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the merger agreement and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule; required closing conditions which may not be able to be met; difficulties and delays in integrating Viking’s and Camber’s businesses; covenants in Viking’s loan agreements and its ability to comply with such covenants; general market conditions, including prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; the ability of Camber to come to an understanding/agreement with its Series C Preferred Stock holder to fix the number of shares of common stock issued or issuable to such Series C Preferred Stock holder, which is a required condition to closing; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the merger; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which Viking and Camber operate, including, but not limited to the market for, and demand for oil and gas; risks relating to the global and U.S. economies as a result of Covid-19, and reductions in demand for oil and gas, and consequently, the price of oil and gas, and value of oil and gas assets, in connection therewith; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2018, and Camber’s Annual Report on Form 10-K for the year ended March 31, 2019.

Viking and Camber caution that the foregoing list of important factors is not complete, and they do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Camber will file with the SEC a registration statement on Form S-4 to register the shares of Camber’s common stock to be issued in connection with the merger. The registration statement will include a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www. www.vikingenergygroup.com.com, or from Camber at its website, www.Camber.com. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 1415 Louisiana, Suite 3500, Houston, Texas, 77002, (210) 998-4035.

Participants in the Solicitation

Viking, Camber and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the proposed merger under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2018. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended March 31, 2019 and its definitive proxy statement for its 2020 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.